UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS, INC.
Case Number:      01-47330

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 28, 2002
                                          -----------------

      Comes Now, ARCH WIRELESS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing FEBRUARY 1, 2002 and ending FEBRUARY 28, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

         X                 Monthly Reporting Questionnaire

         X                 Comparative Balance Sheets

         X                 Summary Accounts Receivable

         X                 Schedule of Liabilities Not Subject to Compromise

         X                 Income Statement

         X                 Statement of Sources and Uses of Cash

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     March 27, 2002                   DEBTOR-IN-POSSESSION
-------------------------
        Date

                                      By:      /s/ J. Roy Pottle
                                         -----------------------------------

                                      Name & Title:  J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                      Address:       Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                      Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                            Wages Paid                    Taxes Withheld
---------------------------                      Gross            Net             Due             Paid
                                                 -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --      $       --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------      ----------        --------
Total Executive Payroll:                       $      --       $      --      $       --        $     --
                                               =========       =========      ==========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002


                               ARCH WIRELESS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                       DECEMBER 31,   JANUARY 31,    FEBRUARY 28,
                                                           2001          2002           2002
                                                           ----          ----           ----
                                 ASSETS
Current assets:
   Cash and cash equivalents .......................   $      --      $      --      $      --
   Accounts receivable, net ........................          --             --             --
   Inventories .....................................          --             --             --
   Prepaid expenses and other ......................          --             --             --
                                                       -----------    -----------    -----------
     Total current assets ..........................          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, at cost ....................          --             --             --
Less accumulated depreciation and amortization .....          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, net ........................          --             --             --
                                                       -----------    -----------    -----------
Investments in subsidiaries ........................     1,246,489      1,246,489      1,246,489
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========
                LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities not subject to compromise:
   Accounts payable - post petition ................   $      --      $      --      $      --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................          --             --             --
   Customer deposits and deferred revenue ..........          --             --             --
    Other long-term liabilities ....................          --             --             --
                                                       -----------    -----------    -----------
     Total liabilities not subject to compromise ...          --             --             --
                                                       -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ............       114,080        114,080        114,080
   Accounts payable - pre petition .................          --             --             --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................         9,039          9,039          9,039
   Redeemable preferred stock ......................       119,700        119,700        119,700
                                                       -----------    -----------    -----------
     Total liabilities subject to compromise .......       242,819        242,819        242,819
                                                       -----------    -----------    -----------
Stockholders' equity:
   Common stock--$.01 par value ....................         1,824          1,824          1,824
   Additional paid-in capital ......................     1,107,233      1,107,233      1,107,233
   Accumulated deficit .............................      (105,387)      (105,387)      (105,387)
                                                       -----------    -----------    -----------
     Total stockholders' equity ....................     1,003,670      1,003,670      1,003,670
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001. Certain amounts as of December
 31, 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002


                               ARCH WIRELESS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.




                               ARCH WIRELESS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002




                               ARCH WIRELESS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                                  DECEMBER 1,
                                                    MONTH ENDED    MONTH ENDED    MONTH ENDED      2001 TO
                                                    DECEMBER 31,    JANUARY 31,   FEBRUARY 28,    FEBRUARY 28,
                                                        2001           2002           2002            2002
                                                    -------------  -------------  -------------  -------------
Total revenues...................................   $          --  $          --  $          --  $          --
Cost of products sold............................              --             --             --             --
                                                    -------------  -------------  -------------  -------------
                                                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses:
   Service, rental and maintenance...............              --             --             --             --
   Selling.......................................              --             --             --             --
   General and administrative....................              --             --             --             --
   Depreciation and amortization.................              --             --             --             --
   Other operating expense.......................              --             --             --             --
                                                    -------------  -------------  -------------  -------------
     Total operating expenses....................              --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating income (loss)..........................              --             --             --             --
Interest expense, net............................              --             --             --             --
Other income (expense)...........................              --             --             --             --
                                                    -------------  -------------  -------------  -------------
Net income (loss)................................   $          --  $          --  $          --  $          --
                                                    =============  =============  =============  =============




 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002




                               ARCH WIRELESS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                           MONTH ENDED    MONTH ENDED     MONTH ENDED
                                                           DECEMBER 31,    JANUARY 31,    FEBRUARY 28,
                                                               2001           2002            2002
                                                            ----------     ----------      ----------
Cash flows from operating activities:
   Net income (loss).................................       $       --     $       --      $       --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization...................               --             --              --
     Accounts receivable loss provision..............               --             --              --
     Changes in assets and liabilities, net of
        effect from acquisition of company:
        Accounts receivable..........................               --             --              --
        Inventories..................................               --             --              --
        Prepaid expenses and other...................               --             --              --
        Accounts payable and accrued expenses........               --             --              --
        Customer deposits and deferred revenue.......               --             --              --
        Other long-term liabilities..................               --             --              --
                                                            ----------     ----------      ----------
Net cash provided by operating activities............               --             --              --
                                                            ----------     ----------      ----------

Cash flows from investing activities:

   Additions to property and equipment, net..........               --             --              --
   Additions to intangible and other assets..........               --             --              --
                                                            ----------     ----------      ----------
Net cash used for investing activities...............               --             --              --
                                                            ----------     ----------      ----------

Cash flows from financing activities:

   Issuance of long-term debt........................               --             --              --
   Repayment of long-term debt.......................               --             --              --
   Net proceeds from sale of common stock............               --             --              --
                                                            ----------     ----------      ----------
Net cash provided by financing activities............               --             --              --
                                                            ----------     ----------      ----------
Net (decrease) increase in cash and cash equivalents.               --             --              --
Cash and cash equivalents, beginning of period.......               --             --              --
                                                            ----------     ----------      ----------
Cash and cash equivalents, end of period.............       $       --     $       --      $       --
                                                            ==========     ==========      ==========

Supplemental disclosure:
   Interest paid.....................................       $       --     $       --      $       --
                                                            ==========     ==========      ==========
   Preferred stock dividend..........................       $       --     $       --      $       --
                                                            ==========     ==========      ==========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                     Case Number:     01-47330

MONTH OF: FEBRUARY 2002






      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS COMMUNICATIONS, INC.
Case Number:      01-46865

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 28, 2002
                                          -----------------

      Comes Now, ARCH WIRELESS COMMUNICATIONS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing FEBRUARY 1, 2002 and ending FEBRUARY 28, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

         X                 Monthly Reporting Questionnaire

         X                 Comparative Balance Sheets

         X                 Summary Accounts Receivable

         X                 Schedule of Liabilities Not Subject to Compromise

         X                 Income Statement

         X                 Statement of Sources and Uses of Cash


      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

      March 27, 2002                 DEBTOR-IN-POSSESSION
---------------------------
         Date

                                     By: /s/ J. Roy Pottle
                                         ----------------------------------

                                     Name & Title: J. Roy Pottle
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                     Address:      Arch Wireless Communications,
                                                   Inc.
                                                   1800 West Park Drive
                                                   Suite 250
                                                   Westborough, MA  01581
                                     Telephone No.:(508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002

1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --       $      --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------       ---------        --------
Total Executive Payroll:                       $      --       $      --       $      --        $     --
                                               =========       =========       =========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

The debtor has no disbursement bank accounts. The disbursements listed in item 4 below were the only disbursements made by the debtor during the month. These payments were made by Arch Wireless Holdings, Inc. on behalf of the Debtor.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                      AMOUNT               DATE        CHECK #

PRE-PETITION DEBTS:

   9.5% Notes Payable        $   1,438,460.00          02/04/02       EFT
   14% Notes Payable             1,150,879.00          02/04/02       EFT

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002



                       ARCH WIRELESS COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                       DECEMBER 31,   JANUARY 31,   FEBRUARY 28,
                                                           2001           2002          2002
                                                           ----           ----          ----
                                 ASSETS
Current assets:
   Cash and cash equivalents .......................   $      --      $      --      $      --
   Accounts receivable, net ........................          --             --             --
   Inventories .....................................          --             --             --
   Prepaid expenses and other ......................          --             --             --
                                                       -----------    -----------    -----------
     Total current assets ..........................          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, at cost ....................          --             --             --
Less accumulated depreciation and amortization .....          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, net ........................          --             --             --
                                                       -----------    -----------    -----------
Investment in subsidiary ...........................     1,462,291      1,461,086      1,458,497
                                                       -----------    -----------    -----------
                                                       $ 1,462,291    $ 1,461,086    $ 1,458,497
                                                       ===========    ===========    ===========
                LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities not subject to compromise:
   Accounts payable - post petition ................   $      --      $      --      $      --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................          --             --             --
   Customer deposits and deferred revenue ..........          --             --             --
    Other long-term liabilities ....................          --             --             --
                                                       -----------    -----------    -----------
     Total liabilities not subject to compromise ...          --             --             --
                                                       -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ............       502,000        500,795        498,206
   Accounts payable - pre petition .................          --             --             --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................        46,759         46,759         46,759
                                                       -----------    -----------    -----------
     Total liabilities subject to compromise .......       548,759        547,554        544,965
                                                       -----------    -----------    -----------
Stockholder's equity:
   Common stock--$.01 par value ....................          --             --             --
   Additional paid-in capital ......................     1,204,816      1,204,816      1,204,816
   Accumulated deficit .............................      (291,284)      (291,284)      (291,284)
                                                       -----------    -----------    -----------
     Total stockholder's equity ....................       913,532        913,532        913,532
                                                       -----------    -----------    -----------
                                                       $ 1,462,291    $ 1,461,086    $ 1,458,497
                                                       ===========    ===========    ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.



                       ARCH WIRELESS COMMUNICATIONS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                                 DECEMBER 1,
                                                    MONTH ENDED    MONTH ENDED    MONTH ENDED      2001 TO
                                                   DECEMBER 31,    JANUARY 31,   FEBRUARY 28,    FEBRUARY 28,
                                                       2001           2002           2002            2002
                                                       ----           ----           ----            ----
Total revenues................................     $          --  $          --  $          --  $          --
Cost of products sold.........................                --             --             --             --
                                                   -------------  -------------  -------------  -------------
                                                              --             --             --             --
                                                   -------------  -------------  -------------  -------------
Operating expenses:
   Service, rental and maintenance............                --             --             --             --
   Selling....................................                --             --             --             --
   General and administrative.................                --             --             --             --
   Depreciation and amortization..............                --             --             --             --
   Other operating expense....................                --             --             --             --
                                                   -------------  -------------  -------------  -------------
     Total operating expenses.................                --             --             --             --
                                                   -------------  -------------  -------------  -------------
Operating income (loss).......................                --             --             --             --
Interest expense, net.........................                --             --             --             --
Other expense.................................                --             --             --             --
                                                   -------------  -------------  -------------  -------------
Net income (loss).............................     $          --  $          --  $          --  $          --
                                                   =============  =============  =============  =============



 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                        MONTH ENDED   MONTH ENDED   MONTH ENDED
                                                        DECEMBER 31,  JANUARY 31,   FEBRUARY 28,
                                                            2001        2002           2002
                                                            ----        ----           ----
Cash flows from operating activities:
   Net income (loss) .................................   $    --       $    --      $    --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ...................        --            --           --
     Accounts receivable loss provision ..............        --            --           --
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable ..........................        --            --           --
        Inventories ..................................        --            --           --
        Prepaid expenses and other ...................        --            --           --
        Accounts payable and accrued expenses ........        --            --           --
        Customer deposits and deferred revenue .......        --            --           --
        Other long-term liabilities ..................        --            --           --
                                                         ---------     ---------    ---------
Net cash provided by operating activities ............        --            --           --
                                                         ---------     ---------    ---------

Cash flows from investing activities:

   Distribution from Arch Wireless Holdings, Inc. ....        --           1,205        2,589
   Additions to property and equipment, net ..........        --            --           --
   Additions to intangible and other assets ..........        --            --           --
                                                         ---------     ---------    ---------
Net cash used for investing activities ...............        --           1,205        2,589
                                                         ---------     ---------    ---------

Cash flows from financing activities:

   Issuance of long-term debt ........................        --            --           --
   Repayment of long-term debt .......................        --          (1,205)      (2,589)
   Net proceeds from sale of common stock ............        --            --           --
                                                         ---------     ---------    ---------
Net cash provided by financing activities ............        --          (1,205)      (2,589)
                                                         ---------     ---------    ---------
Net (decrease) increase in cash and cash equivalents .        --            --           --
Cash and cash equivalents, beginning of period .......        --            --           --
                                                         ---------     ---------    ---------
Cash and cash equivalents, end of period .............   $    --       $    --      $    --
                                                         =========     =========    =========

Supplemental disclosure:
   Interest paid .....................................   $    --       $    --      $    --
                                                         =========     =========    =========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:  Arch Wireless Communications, Inc.           Case Number:  01-46865

MONTH OF: FEBRUARY 2002



      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS HOLDINGS, INC.
Case Number:      01-47332

                       CHAPTER 11 MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING FEBRUARY 28, 2002
                                          -----------------

      Comes Now, ARCH WIRELESS HOLDINGS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing FEBRUARY 1, 2002 and ending FEBRUARY 28, 2002 as shown by report and exhibits consisting of 9 pages and containing the following as indicated:

         X                 Monthly Reporting Questionnaire

         X                 Comparative Balance Sheets

         X                 Summary Accounts Receivable

         X                 Schedule of Liabilities Not Subject to Compromise

         X                 Income Statement

         X                 Statement of Sources and Uses of Cash

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     March 27, 2002                   DEBTOR-IN-POSSESSION
-------------------------
         Date

                                      By:    /s/ J. Roy Pottle
                                         ------------------------------------

                                      Name & Title:  J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                      Address:       Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                      Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002





1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                              Wages Paid                    Taxes Withheld
---------------------------                        Gross            Net             Due             Paid
                                                   -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $  46,611.22   $  27,625.58    $  18,197.24    $  18,197.24
Lyndon R. Daniels
   President and Chief Operating Officer          29,502.56      18,742.75       10,401.05       10,401.05
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                              23,776.08      15,699.00        7,664.36        7,664.36
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                             18,102.79      10,989.04        5,541.05        5,541.05
John B. Saynor
   Executive Vice President Corporate
   Development                                    13,274.16       7,132.91        5,920.37        5,920.37
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                      16,652.08      11,265.98        4,805.42        4,805.42
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                  17,424.01      10,802.95        5,737.26        5,737.26
Christopher J. Madden
   Senior Vice President Human Resources          13,336.07       8,096.20        4,085.69        4,085.69
Gerald J. Cimmino
   Vice President and Treasurer                   12,771.94       7,935.55        4,198.35        4,198.35
George W. Hale
   Vice President and Controller                  11,244.80       7,039.82        3,291.58        3,291.58
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                       11,607.92       3,647.57        3,929.83        3,929.83
David G. Andersen
   President Western Division                     14,254.10       9,817.83        3,206.09        3,206.09
Antonio N. Battaglia
   President Northern Division                    16,035.67      10,620.54        4,620.37        4,620.37
Christopher A. Kollman
   President Southern Division                    15,253.15       9,337.10        4,394.13        4,394.13
                                               ------------   ------------    ------------    ------------
Total Executive Payroll:                       $ 259,846.55   $ 158,752.82    $  85,992.79    $  85,992.79
                                               ============   ============    ============    ============

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002




2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

         The debtor has approximately 140 bank accounts. In order to minimize costs to the estate, the debtor has included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                      AMOUNT               DATE      CHECK #
--------------                      ------               ----      -------
PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):
   Bryan Cave               $       46,543.73           02/11/02    EFT
   Ernst & Young            $      244,414.00           02/12/02    EFT
   Krista Grossman          $          900.00           02/14/02    1130775
   Nixon Peabody            $       33,326.20           02/18/02    1130781
   Ernst & Young            $      215,099.00           02/19/02    EFT
   Seder & Chandler         $        6,819.15           02/19/02    EFT



PRE-PETITION DEBTS:
   Senior Bank Debt         $   26,504,355.00           02/04/02    EFT

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002


                          ARCH WIRELESS HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                              DECEMBER 31,   JANUARY 31,    FEBRUARY 28,
                                                                  2001           2002          2002
                                                                  ----           ----          ----
                                 ASSETS
Current assets:
   Cash and cash equivalents ..............................   $    70,131    $    82,068    $    53,134
   Accounts receivable, net ...............................        88,557         78,076         80,245
   Inventories ............................................           820          2,097          2,274
   Prepaid expenses and other .............................        46,817         46,791         47,242
                                                              -----------    -----------    -----------
     Total current assets .................................       206,325        209,032        182,895
                                                              -----------    -----------    -----------
Property and equipment, at cost ...........................     1,421,318      1,420,543      1,418,889
Less accumulated depreciation and amortization ............    (1,028,653)    (1,038,211)    (1,039,763)
                                                              -----------    -----------    -----------
Property and equipment, net ...............................       392,665        382,332        379,126
                                                              -----------    -----------    -----------
Intangible and other assets (less accumulated amortization)           118            119            118
                                                              -----------    -----------    -----------
                                                              $   599,108    $   591,483    $   562,139
                                                              ===========    ===========    ===========
           LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
Liabilities not subject to compromise:
   Accounts payable - post petition .......................   $     8,718    $     9,571    $     7,485
   Accrued expenses .......................................        64,820         63,774         62,180
   Customer deposits and deferred revenue .................        53,667         55,523         52,623
    Other long-term liabilities ...........................        15,298         14,719         13,673
                                                              -----------    -----------    -----------
     Total liabilities not subject to compromise ..........       142,503        143,587        135,961
                                                              -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ...................     1,119,609      1,107,278      1,080,773
   Accounts payable - pre petition ........................        21,790         19,777         22,413
   Accrued restructuring charges ..........................        17,496         17,486         17,396
   Accrued expenses .......................................        45,664         45,316         45,521
   Accrued interest .......................................        53,725         53,724         53,725
   Other long-term liabilities ............................        46,418         46,418         46,884
                                                              -----------    -----------    -----------
     Total liabilities subject to compromise ..............     1,304,702      1,289,999      1,266,712
                                                              -----------    -----------    -----------
Deferred income taxes .....................................          --             --             --
                                                              -----------    -----------    -----------
Stockholder's equity (deficit):
   Common stock--$.01 par value ...........................          --             --             --
   Additional paid-in capital .............................     1,462,291      1,461,086      1,458,497
   Accumulated deficit ....................................    (2,310,388)    (2,303,189)    (2,299,031)
                                                              -----------    -----------    -----------
     Total stockholder's equity (deficit) .................      (848,097)      (842,103)      (840,534)
                                                              -----------    -----------    -----------
                                                              $   599,108    $   591,483    $   562,139
                                                              ===========    ===========    ===========


    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001. Certain amounts as of December
 31, 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002




                          ARCH WIRELESS HOLDINGS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE                 TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----                 -----        --------     ---------     ----------    ----------   ------------
December 31, 2001                150,195         9,976        55,403        31,355        15,946        37,515
  Less allowance                 (41,789)                                                              (41,789)

January 31, 2002                 132,821        11,910        45,671        26,145        14,006        35,089
  Less allowance                 (42,390)                                                              (42,390)

February 28, 2002                136,713        10,056        50,758        26,719        13,260        35,920
  Less allowance                 (43,334)                                                              (43,334)







The allowance for doubtful accounts is not derived on an aging bucket basis and has therefore been applied to the oldest bucket only.

Accounts receivable, net, on the balance sheet at February 28 reflects unapplied customer payments of $15.4 million and $2.3 million of installment sales and other items not reflected in the aging above.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002




                          ARCH WIRELESS HOLDINGS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE

                                               Beginning    Amount
                                                  Tax       Withheld or                   Ending Tax    Delinquent
                                               Liability      Accrued      Amount Paid    Liability       Taxes
                                               ---------      -------      -----------    ---------       -----
FEDERAL
Withholding                                     $     14      $  2,035      $  2,035       $     14      $     --
FICA - Employee                                        3         1,212         1,212              3            --
FICA - Employer                                        3         1,212         1,212              3            --
Unemployment                                          --            93            93             --            --
Income                                                --            --            --             --            --
                                                --------      --------      --------       --------      --------
   Total federal taxes                                20         4,552         4,552             20            --
                                                --------      --------      --------       --------      --------

STATE AND LOCAL

Withholding                                            2           468           468              2            --
Sales                                              1,987         1,995         2,071          1,911            --
Unemployment                                          24         1,325         1,313             36            --
Real and personal property                         7,126           962           743          7,345            --
Other                                              4,388           436           538          4,286            --
                                                --------      --------      --------       --------      --------
   Total state and local taxes                    13,527         5,186         5,133         13,580            --
                                                --------      --------      --------       --------      --------
   Total taxes payable                          $ 13,547      $  9,738      $  9,685       $ 13,600      $     --
                                                ========      ========      ========       ========      ========


Payroll filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request.

Property and other taxes are accrued throughout the year but are only paid on a quarterly, semi-annual, or annual basis as required by the taxing authority.

The Debtor has filed final federal and state income tax returns for the years ended December 31, 1999 and 2000 and has made estimated income tax payments for 2001 where applicable.

SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        TOTAL DUE      0-30 DAYS       31-60 DAYS      61-90 DAYS     OVER 90 DAYS
                                        ---------      ---------       ----------      ----------     ------------
Post-petition secured debt              $      --      $      --       $      --       $      --       $      --
Post-petition unsecured debt                   --             --              --              --              --
Accrued interest payable                       --             --              --              --              --

Trade accounts payable                      7,485          7,485              --              --              --

Taxes payable (from above)                 13,600             --              --              --              --

Other expenses accrued but not yet
   payable                                 48,580             --              --              --              --
                                        ---------      ---------       ---------       ---------       ---------

Total liabilities not subject to
   compromise                           $  69,665      $   7,485       $      --       $      --       $      --
                                        =========      =========       =========       =========       =========

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                 DECEMBER 1,
                                          MONTH ENDED  MONTH ENDED  MONTH ENDED    2001 TO
                                          DECEMBER 31, JANUARY 31,  FEBRUARY 28, FEBRUARY 28,
                                              2001        2002         2002         2002
                                              ----        ----         ----         ----
Total revenues ........................   $  78,012    $  79,767    $  76,067    $ 233,846
Cost of products sold .................      (4,839)      (1,834)      (2,378)      (9,051)
                                          ---------    ---------    ---------    ---------
                                             73,173       77,933       73,689      224,795
                                          ---------    ---------    ---------    ---------
Operating expenses:
   Service, rental and maintenance ....      21,737       21,940       22,295       65,972
   Selling ............................       6,540        7,500        6,897       20,937
   General and administrative .........      27,871       25,767       24,574       78,212
   Depreciation and amortization ......      14,882       13,673       14,033       42,588
   Other operating expenses ...........       5,305        1,508        1,404        8,217
                                          ---------    ---------    ---------    ---------
     Total operating expenses .........      76,335       70,388       69,203      215,926
                                          ---------    ---------    ---------    ---------
Operating income (loss) ...............      (3,162)       7,545        4,486        8,869
Interest expense, net .................         626         (234)        (234)         158
Other income (expense) ................         412         (112)         (94)         206
                                          ---------    ---------    ---------    ---------
Income (loss) before income tax benefit      (2,124)       7,199        4,158        9,233
Benefit from income taxes .............       3,494         --           --          3,494
                                          ---------    ---------    ---------    ---------
Net income (loss) .....................   $   1,370    $   7,199    $   4,158    $  12,727
                                          =========    =========    =========    =========



           Other operating expenses includes reorganization expenses.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001. Certain amounts for the month of December 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002




                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                        MONTH ENDED   MONTH ENDED   MONTH ENDED
                                                        DECEMBER 31,  JANUARY 31,   FEBRUARY 28,
                                                           2001          2002           2002
                                                           ----          ----           ----
Cash flows from operating activities:
   Net income (loss) ................................   $  1,370       $  7,199       $  4,158
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ..................     14,882         13,673         14,033
     Deferred income tax benefit ....................     (3,494)          --             --
     Gain on tower site sale ........................       (260)          (260)          (260)
     Accounts receivable loss provision .............      5,663          4,947          3,699
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable .........................      1,027          5,534         (5,868)
        Inventories .................................        982         (1,277)          (177)
        Prepaid expenses and other ..................     (7,096)           26            (451)
        Accounts payable and accrued expenses .......     16,553         (2,565)          (928)
        Customer deposits and deferred revenue ......     (1,930)        1,856          (2,900)
        Other long-term liabilities .................       (338)         (288)           (289)
                                                        --------       --------       --------
Net cash provided by operating activities ...........     27,359         28,845         11,017
                                                        --------       --------       --------

Cash flows from investing activities:

   Additions to property and equipment, net .........      2,734         (3,371)       (10,858)
   Additions to intangible and other assets .........       --               (1)             1
                                                        --------       --------       --------
Net cash provided by (used in) investing activities .      2,734         (3,372)       (10,857)
                                                        --------       --------       --------

Cash flows from financing activities:

   Issuance of long-term debt .......................       --             --             --
   Repayment of long-term debt ......................       --          (12,331)       (26,505)
   Capital contribution (distribution) ..............       --           (1,205)        (2,589)
                                                        --------       --------       --------
Net cash used in financing activities ...............       --          (13,536)       (29,094)
                                                        --------       --------       --------
Net (decrease) increase in cash and cash equivalents      30,093         11,937        (28,934)
Cash and cash equivalents, beginning of period ......     40,038         70,131         82,068
                                                        --------       --------       --------
Cash and cash equivalents, end of period ............   $ 70,131       $ 82,068       $ 53,134
                                                        ========       ========       ========

Supplemental disclosure:
   Interest paid ....................................   $    243       $    235       $    232
                                                        ========       ========       ========

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001. Certain amounts for the month of December 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.              Case Number:     01-47332

MONTH OF: FEBRUARY 2002





      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.